EXHIBIT 10.4

                                    GLOBAL  ASSIGNMENT  AND AMENDMENT  AGREEMENT
                           dated as of July 12, 1999 (this "Agreement"), among TEREX CORPORATION, a Delaware corporation (the "Borrower"), the LENDERS listed on the signature pages hereof under the captions "Existing Lenders" (the "Existing Lenders") and "Additional Lenders" (the "Additional Lenders", and, together with the Existing Lenders, the "Lenders"), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland and acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders.


         A. The Borrower, the Existing Lenders, the Administrative Agent and the Collateral Agent are parties to a Tranche C Credit Agreement dated as of July 2, 1999 (the "Original Credit Agreement").

         B. The Existing Lenders wish to assign a portion of their interests in the outstanding loans (if any) and commitments to make such loans under the Original Credit Agreement to the Additional Lenders, and the Additional Lenders are willing to accept such assignments.

         C. The Borrower has requested, and the other parties hereto have agreed, upon the terms and subject to the conditions set forth or referred to herein, that the Original Credit Agreement be amended and restated upon the effectiveness of the assignments referred to in paragraph B above in the form of the Amended and Restated Tranche C Credit Agreement set forth as Exhibit A hereto (the "Restated Credit Agreement").

         D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


     SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement.

     SECTION 2. Assignments. (a) On and as of the Assignment Date (as defined in
Section 10 below), each of the Existing Lenders and Additional Lenders shall sell, assign and transfer, or purchase and assume, as the case may be, such interests in (i) the Commitments (as defined in the Original Credit Agreement) and (ii) the outstanding Loans (as defined in the Original Credit Agreement), in each case as shall be necessary in order that, after giving effect to all such assignments and purchases, the Commitments and the Loans will be held by the Existing Lenders and Additional Lenders ratably in accordance with their Commitments as set forth in Schedule 2.01 to the Restated Credit Agreement. Each Lender purchasing interests of any type under this Section 2 shall be deemed to have purchased such interests from each Existing Lender selling interests of such type ratably in accordance with the amounts of such interests sold by them. The assignments and purchases provided for in this Section 2 shall be without recourse, warranty or representation, except that each assigning Lender shall be deemed to have represented that it is the legal and beneficial owner of the interests assigned by it and that such interests are free and clear of any adverse claim, and the purchase price for each such assignment and purchase shall equal the principal amount of the Loans purchased.


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                                                                  CONFORMED COPY



     (b) On the Assignment Date, (i) each Additional Lender shall pay the purchase price for the interests purchased by it pursuant to paragraph (a) above by wire transfer of immediately available funds to the Administrative Agent, not later than 12:00 (noon), New York City time, and (ii) the Administrative Agent shall pay to each Existing Lender, out of the amounts received by the Administrative Agent from each Additional Lender pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to paragraph (a) above by wire transfer of immediately available funds not later than 3:00 p.m., New York City time.

     (c) Each of the parties hereto hereby consents to the assignments and purchases provided for in paragraphs (a) and (b) above and agrees that (i) each Additional Lender that is purchasing interests in the Commitments and the outstanding Loans pursuant to paragraph (a) above are assignees of the Existing Lenders permitted under Section 10.04 of the Original Credit Agreement and (ii) each Additional Lender and each Existing Lender shall have all the rights and obligations of a Lender under the Restated Credit Agreement with respect to the interests purchased by it pursuant to such paragraphs.

     SECTION 3. Amendment and Restatement of the Original Credit Agreement. (a) The Borrower, the Additional Lenders, the Existing Lenders, the Administrative Agent and the Collateral Agent agree that the Original Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Assignment Date, to read in its entirety as set forth in Exhibit A hereto. As used in the Restated Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires and except as provided above, mean the Original Credit Agreement as amended and restated by this Agreement.

     (b) On the Assignment Date, upon the effectiveness of the Restated Credit Agreement, each Loan outstanding under the Original Credit Agreement shall be deemed to be a Loan under the Restated Credit Agreement and the amount of the unused Commitments shall be adjusted accordingly.

     SECTION 4. Representations and Warranties. The Borrower hereby makes to each of the other parties hereto, on the date hereof, each of the representations and warranties contained in Article III of the Restated Credit Agreement, and each of such representations and warranties is hereby incorporated by reference herein.

     SECTION 5. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



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     SECTION 6. No Novation. Neither this Agreement nor the execution,  delivery
or   effectiveness  of  the  Restated  Credit  Agreement  shall  extinguish  the obligations for the payment of money outstanding under the Original Credit Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Original Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Original Credit Agreement or the Borrower or any other Loan Party under any Loan Document (as defined in the Original Credit Agreement) from any of its obligations and liabilities thereunder. Each of the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement) shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith. This Agreement shall constitute a Loan Document for all purposes of the Original Credit Agreement and the Restated Credit Agreement.

     SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Restated Credit Agreement.

     SECTION 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute but one contract, and shall become effective as provided in Section 10 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

     SECTION 9. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and are not to be taken into consideration in interpreting this Agreement.

     SECTION 10. Effectiveness; Amendment. This Agreement shall become effective on the date (the "Assignment Date") that the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the parties hereto. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            TEREX CORPORATION,

                                            by
                                                 /s/ Eric I. Cohen
                                               Name: Eric I. Cohen
                                               Title:Senior Vice President


                                            CREDIT SUISSE FIRST BOSTON,
                as Administrative Agent and as Collateral Agent,

                                            by
                                                 /s/ Christopher G. Cunningham
                                               Name: Christopher G. Cunningham
                                               Title:Director

                                            by
                                                 /s/ Bill O'Daly
                                               Name: Bill O'Daly
                                               Title:Vice President


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                                             Existing Lenders

                                             CREDIT SUISSE FIRST BOSTON,

                                             by /s/  Christopher G. Cunningham
                                             Name: Christopher G. Cunningham
                                             Title:Director

                                             by /s/          Bill O'Daly
                                             Name: Bill O'Daly
                                             Title:Vice President


                                             DRESDNER BANK AG NEW YORK AND GRAND
                                             CAYMAN BRANCHES,

                                             by /s/          Beverly G. Cason
                                             Name:         Beverly G. Cason
                                             Title:        Vice President

                                             by /s/   Christopher E. Sarisky
                                             Name:    Christopher E. Sarisky
                                             Title:   Assistant Vice President



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                                            ALLSTATE INSURANCE COMPANY,

                                            by
                                                   /s/    Jerry D. Zinkula
                                                 Name:    Jerry D. Zinkula
                                                 Title    Authorized Signatory

                                            by
                                                   /s/    Patricia W. Wilson
                                                Name:     Patricia W. Wilson
                                                Title:    Authorized Signatory


                                            ALLSTATE LIFE INSURANCE COMPANY,

                                            by
                                                   /s/     Jerry D. Zinkula
                                                 Name:     Jerry D. Zinkula
                                                 Title     Authorized Signatory

                                            by
                                                   /s/     Patricia W. Wilson
                                                Name:      Patricia W. Wilson
                                                Title:     Authorized Signatory


                                           ARES LEVERAGED INVESTMENT FUND, L.P.,

                                             By: ARES MANAGMENT, L.P.,
                                                  its General Partner,

                                            by   /s/         David A. Sachs
                                                 Name:        David A. Sachs
                                                 Title:       Vice President


                                           ARES LEVERAGED INVESTMENT
                                           FUND II, L.P.,

                                             By: ARES MANAGMENT II, L.P.,
                                                  its General Partner,

                                            by   /s/          David A. Sachs
                                                 Name:        David A. Sachs
                                                 Title:       Vice President

                                           BANKBOSTON, N.A.,

                                           by
                                                  /s/  Mike Cunningham
                                                Name:  Mike Cunningham
                                                Title: Vice President


                                           CIBC INC.,

                                           by
                                                  /s/  Ihor Zaluckyj
                                                Name:  Ihor Zaluckyj
                                                Title  Executive Director
                                                       CIBC World Markets Corp.,
                                                       as Agent


                                           CREDIT LYONNAIS NEW YORK BRANCH,

                                           by
                                                  /s/        Scott R. Chappelka
                                                Name:        Scott R. Chappelka
                                                Title:       Vice President


                                           CYPRESSTREE INSTITUTIONAL FUND, LLC,

                                           By: CypressTree Investment Management
                                                  Company, Inc.,
                                                  its Managing Member,

                                           by
                                                /s/          Philip C. Robbins
                                                Name:        Philip C. Robbins
                                                Title:       Principal


                                           CYPRESSTREE INVESTMENT FUND, LLC,

                                           By: CypressTree Investment Management
                                               Company, Inc.,
                                                  its Managing Member,

                                           by
                                                  /s/        Philip C. Robbins
                                                Name:        Philip C. Robbins
                                                Title:       Principal

                                          CYPRESSTREE SENIOR FLOATING RATE FUND,

                                          By:  CypressTree Investment Management
                                               Company, Inc.,
                                               as Portfolio Manager,

                                           by
                                             /s/  Philip C. Robbins
                                                  Name:        Philip C. Robbins
                                                  Title:       Principal


                                           FIRST ALLMERICA FINANCIAL LIFE
                                           INSURANCE COMPANY,

                                           By: CypressTree Investment Management
                                               Company, Inc.,
                                                  as Attorney-in-fact and
                                                  Portfolio Manager,

                                           by
                                               /s/  Philip C. Robbins
                                                  Name:        Philip C. Robbins
                                                  Title:       Principal


                                           FIRST UNION NATIONAL BANK,

                                           by
                                             /s/ Michael P. Doherty
                                              Name:        Michael P. Doherty
                                              Title        Sr. Vice President


                                           FRANKLIN FLOATING RATE TRUST,

                                             by
                                                  /s/   Chauncey Lufkin
                                             Name:        Chauncey Lufkin
                                             Title        Vice President


                                           FLOATING RATE PORTFOLIO,

                                             By:   Invesco Senior Secured
                                                   Management, Inc.,
                                                   as Attorney-in-Fact
                                             by
                                                 /s/      Anne M. McCarthy
                                             Name:        Anne M. McCarthy
                                             Title:       Authorized Signatory

                                             FREMONT FINANCIAL CORPORATION,

                                             by
                                                  /s/   Randolph M. Ross
                                             Name:        Randolph M. Ross
                                             Title        Vice President


                                           GALAXY CLO 1999-1, LTD.,

                                             By:  SAI Investment Advisors, Inc.,
                                                  its Collateral Manager,

                                             by
                                                  /s/  Sabur Moini
                                             Name:        Sabur Moini
                                             Title        Authorized Agent


                                           GOLDMAN SACHS CREDIT PARTNERS L.P.,

                                             by
                                                  /s/    Mark De Natale
                                                  Name:     Mark De Natale
                                                  Title     Authorized Signatory


                                           KEMPER FLOATING RATE FUND,

                                             by
                                                  /s/   Jonathan W. Trutter
                                             Name:        Jonathan W. Trutter
                                             Title        Sr. Vice President

                                           KZH CYPRESSTREE-1 LLC,

                                             by
                                                  /s/   Peter Chin
                                             Name:        Peter Chin
                                             Title        Authorized Agent


                                           KZH PONDVIEW LLC,

                                             by
                                                  /s/                 Peter Chin
                                             Name:        Peter Chin
                                             Title        Authorized Agent


                                           KZH WATERSIDE LLC,

                                             by
                                                  /s/  Peter Chin
                                             Name:        Peter Chin
                                             Title        Authorized Agent


                                           LONGLANE MASTER TRUST IV,

                                             By:   BankBoston, N.A.,
                                                   as Trust Administrator,

                                             by
                                                 /s/    Kevin Kearns
                                             Name:        Kevin Kearns
                                             Title        Managing Director


                                           MERRILL LYNCH SENIOR FLOATING
                                           RATE FUND, INC.,

                                             by
                                                  /s/   Paul Travers
                                             Name:        Paul Travers
                                             Title:       Authorized Signatory


                                           MERRILL LYNCH SENIOR FLOATING
                                           RATE FUND II, INC.,

                                             by
                                                  /s/   Paul Travers
                                             Name:        Paul Travers
                                             Title:       Authorized Signatory

                                           NORTH AMERICAN SENIOR FLOATING RATE
                                           FUND,

                                           By: CypressTree Investment Management
                                               Company, Inc.,
                                               as Portfolio Manager,

                                           by
                                                  /s/ Philip C. Robbins
                                             Name:        Philip C. Robbins
                                             Title:       Principal


                                           OCTAGON LOAN TRUST,

                                           By:   Octagon Credit Investors,
                                                 as Manager,

                                             by
                                                  /s/ Michael B. Nechamkin
                                             Name:    Michael B. Nechamkin
                                             Title:      Portfolio Manager


                                           OLYMPIC FUNDING TRUST, SERIES 1999-1,

                                           by
                                               /s/   Kelly C. Walker
                                             Name:        Kelly C. Walker
                                             Title        Authorized Agent


                                           PACIFICA PARTNERS ENHANCED LOAN
                                           INVESTMENT LTD.,

                                           by
                                                  /s/  Dean K. Kawai
                                             Name:        Dean K. Kawai
                                             Title        Vice President


                                           PILGRIM PRIME RATE TRUST,

                                             By:   Pilgrim Investments, Inc.,
                                                 as its Investment Manager,

                                             by
                                                  /s/  Michel Prince, CFA
                                             Name:        Michel Prince, CFA
                                             Title        Vice President

                                           SENIOR DEBT PORTFOLIO,

                                           By:   Boston Management and Research,
                                                  as Investment Advisor
                                                  by
                                                       /s/   Scott H. Page
                                                  Name:        Scott H. Page
                                                  Title        Vice President


                                           STRATEGIC MANAGED LOAN PORTFOLIO,

                                                  By: Citibank, N.A., as Manager

                                                  by
                                                       /s/  Steven Kaufmen
                                                  Name:        Steven Kaufmen
                                                  Title        Vice President


                                           TORONTO DOMINION (NEW YORK), INC.,

                                             by
                                                  /s/ Jorge A. Garcia
                                             Name:        Jorge A. Garcia
                                             Title        Vice President